JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated May 4, 2006 (including amendments thereto) with respect to the Common Stock of S1 Corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: May 4, 2006

STARBOARD VALUE AND                        RAMIUS MASTER FUND, LTD
OPPORTUNITY MASTER FUND LTD.               By: Ramius Advisors, LLC
                                               its investment manager
PARCHE, LLC                                By: Ramius Capital Group, L.L.C.
By: Admiral Advisors, LLC,                     its managing member
    its managing member
                                           ADMIRAL ADVISORS, LLC
RCG AMBROSE MASTER FUND, LTD.              By: Ramius Capital Group, L.L.C.,
By: Ramius Capital Group, L.L.C.,              its managing member
    its investment manager
By: C4S & Co., L.L.C.,                     RAMIUS ADVISORS, LLC
    its managing member                    By: Ramius Capital Group, L.L.C.,
                                               its managing member
RCG HALIFAX FUND, LTD.
By: Ramius Capital Group, L.L.C.,          RAMIUS CAPITAL GROUP, L.L.C.
    its investment manager                 By: C4S & Co., L.L.C.,
By: C4S & Co., L.L.C.,                         as managing member
    its managing member
                                           C4S & CO., L.L.C.
RAMIUS FUND III, LTD
By: Ramius Advisors, LLC
    its investment manager
By: Ramius Capital Group, LLC
    its managing member


                     By: /s/ Morgan B. Stark
                         --------------------------
                         Name:  Morgan B. Stark
                         Title: Authorized Signatory


/s/ Morgan B. Stark
-------------------------------
MORGAN B. STARK

Individually and as attorney-in-fact for Peter A.
Cohen, Jeffrey M. Solomon and Thomas W. Strauss

BARINGTON COMPANIES EQUITY PARTNERS, L.P.
By: Barington Companies Investors, LLC,
    its general partner


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: Managing Member


BARINGTON COMPANIES INVESTORS, LLC


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: Managing Member


/s/ James A. Mitarotonda
--------------------------------
James A. Mitarotonda


BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)

By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: President


BARINGTON INVESTMENTS, L.P.
By: Barington Companies Advisors, LLC,
    its general partner


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory


BARINGTON COMPANIES ADVISORS, LLC


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: Authorized Signatory

BARINGTON CAPITAL GROUP, L.P.
By: LNA Capital Corp.,
    its general partner


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer


LNA CAPITAL CORP.


By: /s/ James A. Mitarotonda
    ----------------------------
Name:  James A. Mitarotonda
Title: President and Chief Executive Officer


/s/ Jeffrey C. Smith
--------------------------------
Jeffrey C. Smith